Exhibit 99.1

Gain Therapeutics Appoints C. Evan Ballantyne as Chief Financial Officer

BETHESDA, MD, April 12, 2023 (GLOBE NEWSWIRE) -- Gain Therapeutics, Inc. (Nasdaq: GANX) (“Gain”, or the “Company”), a biotechnology company leading the discovery and development of allosteric small molecule therapies, today announced the appointment of C. Evan Ballantyne as the Company’s Chief Financial Officer, effective immediately. Mr. Ballantyne succeeds Salvatore Calabrese, who is expected to remain employed by the Company for a reasonable transition period to enable an orderly transition of duties.

“I am thrilled to be joining the Gain team at this exciting time in the Company’s development,” said Mr. Ballantyne, Chief Financial Officer. “Gain’s lead program with disease-modifying potential in GBA1 Parkinson’s disease, which will be entering the clinic this year, as well as its research pipeline in metabolic disorders and oncology offer substantial opportunities generate value for patients and other stake holders. I also look forward to helping Gain maximize the potential of the SEE-Tx® drug discovery platform, which transforms drug discovery by enabling the identification of novel allosteric small molecule therapeutics across the full spectrum of therapeutic areas.”

“We are delighted to welcome Evan Ballantyne as our new Chief Financial Officer,” said Matthias Alder, Chief Executive Officer at Gain Therapeutics. “Evan is an experienced CFO with a strong track record of facilitating the capitalization of numerous biopharmaceutical companies. His expertise and strategic counsel in financing, business development and M&A will be invaluable to ensure the Company’s success going forward as we transition to a clinical stage company later this year with our lead program in GBA1 Parkinson’s disease. On behalf of the Company and our board of directors, I want to thank Sal for his service to Gain and his contributions to the Company’s progress during his tenure, including the successful IPO in 2021 and the establishment of our financial control and reporting processes and infrastructure, and wish him all the best in his future endeavors.”

Mr. Ballantyne is an experienced CFO with more than 20 years of experience managing the financing and corporate strategy of publicly traded and private companies in the healthcare industry. Most recently he was Chief Financial Officer of OncXerna Therapeutics, Inc., where he helped raise $30 million in an equity financing round. Prior to OncXerna, Mr. Ballantyne served as Chief Financial Officer of Orchestra Biomed, Inc., where he facilitated the closing of equity financing rounds with gross proceeds of $57 million and assisted in the development of a global partnership valued at more than $200 million. Prior to his time at Orchestra Biomed, Mr. Ballantyne served as Chief Financial Officer of Cerecin, Inc., a biotechnology company backed by Nestlé Health Science. Mr. Ballantyne previously served as Executive Vice President and Chief Financial Officer of Clinical Data, Inc., a public biotechnology company that was acquired by Forest Laboratories (now AbbVie) for $1.2 billion, and as Chief Financial Officer of Agenus, Inc. (NASDAQ: AGEN) and Synthetic Biologics, Inc. Mr. Ballantyne holds a B.A. in history and political science from the University of Western Ontario and a post-graduate degree in business administration from the University of Windsor.

As a material inducement to Mr. Ballantyne to enter into employment with the Company, the Board of Directors (the “Board”) approved the grant to Mr. Ballantyne of the following inducement equity awards (collectively referred to as the “Inducement Awards”), granted outside of the Company’s stockholder-approved equity incentive plan pursuant to the Company’s 2021 Inducement Equity Incentive Plan (the “Inducement Plan”) with a grant date of April 10, 2023: (i) an option award to purchase up to 100,000 shares of the Company’s common stock at an exercise price per share equal to $4.79, vesting over a four year period from the Transition Date, with 25% vesting on the first anniversary thereof and the balance vesting in equal monthly installments over the remainder of the vesting period, in each case subject to Mr. Ballantyne’s continuous employment with the Company through the applicable vesting date, and (ii) 100,000 restricted stock units (the “RSUs”) vesting, subject to Mr. Ballantyne’s continuous employment with the Company through the applicable vesting date, upon the Board's certification that one or both of the following performance conditions have been achieved: (a) 50,000 RSUs vesting in connection with the closing of a transaction extending the cash runway by twenty-four (24) months, and/or (b) 50,000 RSUs vesting in connection with the Company’s stock price reaching a price of $10.00 per share based on the 10-day volume weighted average share price.

The Inducement Awards are subject to the terms of the Inducement Plan and the applicable award agreements thereunder and intended to be granted pursuant to and in accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules. The Inducement Awards were approved by a majority of the independent directors of the Board.

About Gain Therapeutics, Inc.

Gain Therapeutics, Inc. is a biotechnology company leading the discovery and development of allosteric small molecule therapies. With its proprietary computational discovery platform SEE-Tx®, Gain Therapeutics is transforming drug discovery by identifying novel allosteric targets on proteins involved in diseases across the full spectrum of therapeutic areas. By binding to allosteric binding sites, the small molecules discovered with SEE-Tx provide opportunities for a range of drug-protein interactions, including protein stabilization, protein destabilization, targeted protein degradation, allosteric inhibition, and allosteric activation. Gain’s pipeline spans neurodegenerative diseases, lysosomal storage disorders (LSDs), metabolic disorders, as well as other diseases that can be targeted through protein degradation, such as oncology. Gain’s lead program in Parkinson’s disease has been awarded funding support from The Michael J. Fox Foundation for Parkinson’s Research (MJFF) and The Silverstein Foundation for Parkinson’s with GBA, as well as from the Eurostars-2 joint program with co-funding from the European Union Horizon 2020 research and Innosuisse. For more information, please visit https://www.gaintherapeutics.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical facts are “forward-looking statements”. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "goal, " "intend," "seek, " "potential" or "continue," the negative of these terms and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding: the development of the Company’s product candidate for the treatment of GBA1 Parkinson’s disease, including the commencement of the Phase 1 clinical trial; the Company’s ability to successfully transition to a clinical-stage company; the further development of the Company’s pipeline in metabolic disorders and oncology; and the benefits of SEE-Tx® drug discovery platform. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties that could cause the Company’s preclinical and future clinical development programs, future results or performance to differ materially from those expressed or implied by the forward-looking statements. These statements are not historical facts but instead represent the Company's belief regarding future results, many of which, by their nature, are inherently uncertain and outside the Company's control. Many factors may cause differences between current expectations and actual results, including the impacts of the COVID-19 pandemic and other global and macroeconomic conditions on the Company’s business; clinical trials and financial position; unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical trial site activation or enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this press release are identified in the section titled “Risk Factors,” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 23, 2023 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission from time to time.. All forward-looking statements contained in this press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Investor & Media Contact:

Argot Partners

(212) 600-1902

Gain@argotpartners.com